Exhibit 10.1

Execution Version

AMENDMENT NO. 2 TO AMENDED AND RESTATED CREDIT AGREEMENT

This AMENDMENT NO. 2 TO AMENDED AND RESTATED CREDIT AGREEMENT (this “Agreement”) dated as of April 6, 2022 (the “Effective Date”), is among USD Partners LP, a Delaware limited partnership (the “US Borrower”), USD Terminals Canada ULC, an unlimited liability company subsisting under the laws of the Province of British Columbia, Canada (the “Canadian Borrower” and, together with the US Borrower, the “Borrowers” and, each a “Borrower”), the Guarantors (as defined in the Credit Agreement described below) party hereto, Bank of Montreal, as the administrative agent (the “Administrative Agent”), and the other financial institutions executing this Agreement as Lenders (as defined below).

INTRODUCTION

A. WHEREAS, the Borrowers, the Administrative Agent, the L/C Issuers (as defined in the Credit Agreement), the Swing Line Lender (as defined in the Credit Agreement), and the lenders party thereto from time to time (the “Lenders”) are parties to that certain Amended and Restated Credit Agreement dated as of November 2, 2018, as amended by that certain Master Assignment, Assignment of Liens, and Amendment No. 1 to Amended and Restated Credit Agreement dated as of October 29, 2021 (the “Credit Agreement”; the defined terms of which are used herein unless otherwise defined herein).

B. WHEREAS, one or more Loan Parties plans to acquire all of the issued and outstanding Equity Interests in in USD Netherlands Cooperatief U.A., a Dutch excluded liability cooperative (the “Netherlands Parent”) and its direct and indirect subsidiaries (i) USD Netherlands 1 B.V., a private limited liability company (besloten vennootschap met beperkte aansprakelijkheid) incorporated under the laws of the Netherlands (“Netherlands 1 BV”), (ii) USD Netherlands 2 B.V., a private limited liability company (besloten vennootschap met beperkte aansprakelijkheid) incorporated under the laws of the Netherlands (“Netherlands 2 BV” and together with the Netherlands Parent and Netherlands 1 BV, the “New Netherlands Entities” and each individually, a “New Netherlands Entity”), (iii) USD Terminals Canada II ULC, an unlimited liability company subsisting under the laws of the Province of British Columbia, Canada (“USD Terminals II”), and (iv) USD Terminals Canada III ULC, an unlimited liability company subsisting under the laws of the Province of British Columbia, Canada (“USD Terminals III” and together with USD Terminals II, the “New Canadian Entities” and each individually, a “New Canadian Entity”, and the New Netherlands Entities together with the New Canadian Entities, the “New Guarantors” and each individually, a “New Guarantor”) pursuant to the terms of that certain Contribution, Conveyance and Assumption Agreement dated as of March 27, 2022, by USD Logistics Operations GP LLC, a Delaware limited liability company, USD Logistics Operations LP, a Delaware limited partnership, and the US Borrower, as the acquiring parties, and USD North America GP LLC, a Delaware limited liability company, USD North America LP, a Delaware limited partnership, USD Group LLC, a Delaware limited liability company, and USD Partners GP LLC, a Delaware limited liability company, as the contributor parties, for an amount equal to $75,000,000 plus 5,751,136 common units representing limited partner interests in the US Borrower (such transaction, the “Proposed Acquisition”).

C. WHEREAS, in connection with the Proposed Acquisition, the Borrowers and the Lenders have agreed to make certain amendments to the Credit Agreement, subject to the terms and conditions set forth herein.

NOW, THEREFORE, in consideration of the premises and the mutual covenants, representations, and warranties contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

Section 1. Defined Terms; Other Definitional Provisions. Section 1.02(a), (b) and (c) of the Credit Agreement, as amended by this Agreement, apply to this Agreement, mutatis mutandis.

Section 2. Amendments to Credit Agreement. The Credit Agreement is hereby amended as follows:

(a) Section 1.01 (Defined Terms) of the Credit Agreement is hereby amended by amending and restating the definition of Excluded Subsidiary in its entirety to read as follows:

“Excluded Subsidiary” means (a) each Foreign Subsidiary that is a CFC formed or acquired by the US Borrower and its Restricted Subsidiaries after the Amendment No. 2 Effective Date, (b) each Subsidiary of the US Borrower all or substantially all of the assets of which are Equity Interests in a CFC, and (c) a Subsidiary of a CFC, in each case of clauses (a), (b), and (c), with respect to which the US Borrower determines in good faith and in consultation with the Administrative Agent that providing a guarantee of the Facility would result in adverse U.S. federal income Tax consequences; provided that (i) in no event shall (A) a Loan Party as of the Amendment No. 2 Effective Date or (B) a Subsidiary acquired in connection with the Netherlands Acquisition, in each case be or be deemed to be an Excluded Subsidiary and (ii) as of any date, the Excluded Subsidiaries shall not have (x) assets having an aggregate book value, as of the end of the fiscal year most recently ended exceeding 10% of the aggregate book value of the US Borrower and the Restricted Subsidiaries on a consolidated basis or (y) Consolidated EBITDA exceeding 10% of the Consolidated EBITDA of the US Borrower and the Restricted Subsidiaries on a consolidated basis.

(b) Section 1.01 (Defined Terms) of the Credit Agreement is hereby amended to add in alphabetical order therein the following defined terms:

“Amendment No. 2 Effective Date” means April 6, 2022.

“Netherlands Acquisition” means the Acquisition by one or more Loan Parties of all of the issued and outstanding Equity Interests in USD Netherlands Cooperatief U.A., a Dutch excluded liability cooperative, and each of its direct and indirect Subsidiaries, pursuant to the terms of the Netherlands Acquisition PSA on the Amendment No. 2 Effective Date.

“Netherlands Acquisition PSA” means that certain Contribution, Conveyance and Assumption Agreement dated as of March 27, 2022, including all exhibits, annexes, and schedules thereto, as amended or otherwise modified in a manner reasonably acceptable to the Administrative Agent.

(c) Section 6.11(a) (Covenant to Guarantee and Give Security) is hereby amended by adding the following new clauses (vii) and (viii) to the end thereof:

(vii) within 30 days (or such longer period as the Administrative Agent may determine in its sole discretion) after such formation or acquisition, cause such Restricted Subsidiary to deliver to the Administrative Agent certificates and resolutions, duly executed by such Restricted Subsidiary, as applicable, of the types described in Section 4.01(a)(ix), (x), (xi), and (xii), or, in each case, with respect to any Foreign Subsidiary, the equivalent thereof (to the extent applicable) in the applicable jurisdiction, and

(viii) within 30 days (or such longer period as the Administrative Agent may determine in its sole discretion) after such formation or acquisition, cause such Restricted Subsidiary to deliver to the Administrative Agent insurance certificates and endorsements evidencing compliance by such Restricted Subsidiary with Section 6.07 and otherwise in form and substance reasonably satisfactory to the Administrative Agent.

(d) Section 7.03 (Investments) of the Credit Agreement is hereby amended by amending and restating clause (g) set forth therein in its entirety to read as follows:

(g) Acquisitions; provided that (i) a Borrower or a Guarantor is the acquiring or surviving entity; (ii) no Default or Event of Default exists immediately before and after giving effect to such Acquisition; (iii) in respect of Material Acquisitions, after giving effect to such Material Acquisition on a pro forma basis, the Borrowers and the Restricted Subsidiaries would have been in compliance with Sections 7.11(a), 7.11(b), and 7.11(c) as of the end of the most recent fiscal quarter; (iv) the requirements of Sections 6.11 and 7.07 are satisfied in connection therewith and the target is not hostile; (v) if such Acquisition is of Equity Interests, the issuer of such Equity Interests shall be (A) an entity organized under the laws of the United States, Canada, Luxembourg or Mexico or (B) solely with respect to the Netherlands Acquisition, an entity organized under the laws of the Netherlands; and (vi) in respect of Material Acquisitions, the Administrative Agent shall have received, prior to the date on which any such Material Acquisition is to be consummated, a certificate of a Responsible Officer of the US Borrower, in form and substance reasonably satisfactory to the Administrative Agent and the Required Lenders, certifying that all of the requirements set forth in this Section 7.03(g) are satisfied as of the date on which such Material Acquisition is consummated;

Section 3. Representations and Warranties. Each Loan Party hereby represents and warrants that, as of the Effective Date: (a) the representations and warranties of the Borrowers and each other Loan Party contained in Article V of the Credit Agreement (as amended by this Agreement) or any other Loan Document are true and correct in all material respects (except for such representations and warranties that have a materiality or Material Adverse Effect qualification, which shall be true and correct in all respects), except to the extent that such representations and warranties specifically refer to an earlier date, in which case they are true and correct in all material respects (except for such representations and warranties that have a materiality or Material Adverse Effect qualification, which shall be true and correct in all respects) as of such earlier date, and except that the representations and warranties contained in Sections 5.05(a) and (b) of the Credit Agreement (as amended by this Agreement) are deemed to refer to the most recent statements furnished pursuant to Sections 6.01(a) and (b) of the Credit Agreement (as amended by this Agreement), respectively; (b) no Default has occurred and is continuing; (c) the execution, delivery, and performance of this Agreement are within the corporate, partnership, limited liability company, unlimited liability company, or other organizational power and authority of such Loan Party and have been duly authorized by appropriate corporate, partnership, limited liability company, unlimited liability company, or other organizational action and proceedings; (d) this Agreement constitutes the legal, valid, and binding obligation of such Loan Party enforceable in accordance with its terms, except as may be limited by any applicable Debtor Relief Laws affecting creditors’ rights generally or by general principles of equity; and (e) there are no governmental or other third party consents, licenses, or approvals required in connection with the execution, delivery, performance, validity, or enforceability of this Agreement.

Section 4. Conditions Precedent. This Agreement shall become effective as of the Effective Date and enforceable against the parties hereto upon the occurrence of each of the following conditions precedent:

(a) Agreement. The Administrative Agent shall have received multiple counterparts, as requested by the Administrative Agent, of this Agreement, duly and validly executed and delivered by duly authorized officers of the Borrowers, each Guarantor, the Administrative Agent, and the Required Lenders.

(b) Financial Statements. The Administrative Agent shall have received the unaudited financial statements of USD Terminals II for the fiscal year ended December 31, 2021, in form and detail reasonably satisfactory to the Administrative Agent.

(c) Closing Certificate. The Administrative Agent shall have received a certificate signed by a Responsible Officer of the US Borrower certifying that (i) attached thereto are true, correct, and complete executed copies of (A) the Purchase Agreement and all amendments and other modifications thereto, and all side letters executed in connection therewith and (B) the US Borrower Partnership Agreement (as amended and restated in connection with the Proposed Acquisition), (ii) the financial statements delivered pursuant to clause (b) above (A) were prepared in accordance with GAAP consistently applied throughout the period covered thereby, except as otherwise expressly noted therein and (B) fairly present the financial condition of USD Terminals II as of the date thereof and their results of operations for the period covered thereby, subject, in the case of clauses (A) and (B), to the absence of footnotes and to normal year-end audit adjustments, and (iii) the Proposed Acquisition is consummated on the Effective Date substantially concurrently with the effectiveness of this Agreement.

(d) Acquisition Certificate. The Administrative Agent shall have received the certificate described in Section 7.03(g)(vi) of the Credit Agreement, as amended by this Agreement, with respect to the Proposed Acquisition, duly executed by a Responsible Officer of the US Borrower.

(e) Acquisition Closing. The Proposed Acquisition shall close substantially concurrently with the effectiveness of this Agreement.

(f) Beneficial Ownership; KYC. The Administrative Agent and the Lenders shall have received, at least three Business Days prior to the Effective Date, (i) all information requested by them with respect to the New Guarantors for purposes of compliance with “know your customer” and anti-money laundering rules and regulations, to the extent requested at least five Business Days prior to the Effective Date, and (ii) to the extent requested by the Administrative Agent or any Lender, a Beneficial Ownership Certification in relation to each New Guarantor.

(g) Fees and Expenses. The Borrowers shall have paid all fees and expenses due and payable under the Loan Documents, including the fees and expenses of the Administrative Agent’s outside legal counsel, pursuant to all invoices presented for payment at least one Business Day prior to the Effective Date.

Section 5. Acknowledgments and Agreements.

(a) Each Loan Party acknowledges that on the date hereof all outstanding Obligations are payable in accordance with their terms (except as limited by applicable Debtor Relief Laws affecting creditors’ rights generally or by general principles of equity). Each Loan Party, the Administrative Agent, the L/C Issuers, the Swing Line Lender, and the Lenders do hereby adopt, ratify, and confirm the Credit Agreement (as amended by this Agreement), and acknowledge and agree that the Credit Agreement (as amended by this Agreement) is and remains in full force and effect, and each Loan Party acknowledges and agrees that its respective liabilities and obligations under the Credit Agreement (as amended by this Agreement) and the other Loan Documents it is a party to are not impaired in any respect by this Agreement.

(b) This Agreement is a Loan Document for the purposes of the provisions of the other Loan Documents.

(c) The Administrative Agent, the L/C Issuers, the Swing Line Lender, and the Lenders hereby expressly reserve all of their rights, remedies, and claims under the Loan Documents. Nothing herein shall constitute a waiver or relinquishment of (i) any Default under any of the Loan Documents, (ii) any of the agreements, terms, or conditions contained in any of the Loan Documents, (iii) any rights or remedies of the Administrative Agent, the L/C Issuers, the Swing Line Lender, or any Lender with respect to the Loan Documents, or (iv) the rights of the Administrative Agent, the L/C Issuers, the Swing Line Lender, or any Lender to collect the full amounts owing to them under the Loan Documents.

(d) Each Loan Party acknowledges and agrees that each New Guarantor, after consummation of the Proposed Acquisition, shall, in accordance with Section 6.11 of the Credit Agreement (as amended by this Agreement), become a Guarantor and shall deliver to the Administrative Agent (i) a Security Agreement Supplement and a supplement to the Guaranty (in form and substance reasonably satisfactory to the Administrative Agent), each duly executed by each New Guarantor and (ii) all other agreements, instruments, certificates, and other items required to be delivered pursuant to Section 6.11 of the Credit Agreement, as amended by this Agreement, including, without limitation, (A) any foreign charges, pledges, and security agreements, (B) insurance certificates and endorsements evidencing compliance by the New Guarantors with Section 6.07 of the Credit Agreement, as amended by this Agreement, (C) legal opinions reasonably acceptable to the Administrative Agent, (D) certificates and resolutions, duly executed by such New Guarantor, as applicable, of the types described in Section 4.01(a)(ix), (x), and (xii) of the Credit Agreement, as amended by this Agreement, or, in each case the equivalent thereof (to the extent applicable) in the applicable jurisdiction, and (E) customary Lien searches evidencing no Liens other than Liens permitted under Section 7.01 of the Credit Agreement, as amended by this Agreement, or Liens that will be terminated prior to such New Guarantor becoming a Guarantor.

Section 6. Reaffirmation of the Guaranty. Each Guarantor hereby ratifies, confirms, acknowledges, and agrees that its obligations under the Guaranty are in full force and effect and that such Guarantor continues to absolutely and unconditionally guarantee the prompt payment, when due, whether at stated maturity, by required prepayment, upon acceleration or demand, or otherwise, and at all times thereafter, of all of the Obligations (as defined in the Guaranty), as such Obligations may have been modified by this Agreement, and such Guarantor’s execution and delivery of this Agreement does not indicate or establish an approval or consent requirement by such Guarantor under the Guaranty in connection with the execution and delivery of amendments, consents, or waivers to the Credit Agreement (as amended by this Agreement) or any of the other Loan Documents.

Section 7. Reaffirmation of Security Documents. Each Loan Party (a) is party to certain Collateral Documents (as amended, reaffirmed, or otherwise modified in connection with this Agreement) securing the Obligations, (b) reaffirms the terms of and its obligations (and the security interests granted by it) under each such Collateral Document to which it is a party, and agrees that each such Collateral Document will continue in full force and effect to secure the Obligations, as the same may be amended, supplemented, or otherwise modified from time to time, and (c) acknowledges, represents, warrants, and agrees that the Liens and security interests granted by it pursuant to such Collateral Documents are valid, enforceable, and subsisting, and such Collateral Documents create a perfected first priority Lien on and security interest in the Collateral (subject to (i) any limitations on perfection and method of perfection provided in the Security Agreement and (ii) Liens permitted under Section 7.01 of the Credit Agreement (as amended by this Agreement)) to secure the Obligations.

Section 8. Counterparts. This Agreement may be executed in counterparts (and by different parties hereto in different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. Delivery of an executed counterpart of a signature page of this Agreement by facsimile or other electronic imaging means (e.g., “pdf” or “tif”) shall be effective as delivery of a manually executed counterpart of this Agreement.

Section 9. Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns permitted pursuant to the Credit Agreement (as amended by this Agreement).

Section 10. Invalidity. If any provision of this Agreement is held to be illegal, invalid or unenforceable, (a) the legality, validity and enforceability of the remaining provisions of this Agreement shall not be affected or impaired thereby and (b) the parties shall endeavor in good faith negotiations to replace the illegal, invalid or unenforceable provisions with valid provisions the economic effect of which comes as close as possible to that of the illegal, invalid or unenforceable provisions. The invalidity of a provision in a particular jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

Section 11. Governing Law; Submission to Jurisdiction; Waiver of Jury Trial. THIS AGREEMENT AND ANY CLAIMS, CONTROVERSY, DISPUTE, OR CAUSE OF ACTION (WHETHER IN CONTRACT OR TORT, OR OTHERWISE) BASED UPON, ARISING OUT OF OR RELATING TO THIS AGREEMENT AND THE TRANSACTIONS CONTEMPLATED HEREBY SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK. THE PROVISIONS OF SECTION 11.15(b), SECTION 11.15(c), AND SECTION 11.16 OF THE CREDIT AGREEMENT (AS AMENDED BY THIS AGREEMENT) SHALL APPLY TO THIS AGREEMENT TO THE SAME EXTENT AS IF FULLY SET OUT HEREIN.

Section 12. Entire Agreement. THIS AGREEMENT AND THE OTHER LOAN DOCUMENTS REPRESENT THE FINAL AGREEMENT AMONG THE PARTIES HERETO AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES HERETO. THERE ARE NO UNWRITTEN ORAL AGREEMENTS AMONG THE PARTIES HERETO.

[Signature pages follow.]

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the date first above written.

BORROWERS AND GUARANTORS:

USD PARTNERS LP

By:	USD PARTNERS GP LLC, its
general partner

By:	/s/ Adam Altsuler
	Name:	Adam Altsuler
	Title:	Executive Vice President and Chief Financial Officer

USD TERMINALS CANADA ULC

By:	/s/ Adam Altsuler
	Name:	Adam Altsuler
	Title:	Senior Vice President and Chief Financial Officer

USD LOGISTICS OPERATIONS GP LLC

By:	/s/ Adam Altsuler
	Name:	Adam Altsuler
	Title:	Executive Vice President and Chief Financial Officer

USD LOGISTICS OPERATIONS LP

By: USD LOGISTICS OPERATIONS GP LLC, its general partner

By:	/s/ Adam Altsuler
	Name:	Adam Altsuler
	Title:	Executive Vice President and Chief Financial Officer

Signature Page to Amendment No. 2

(USD Partners LP and USD Terminals Canada ULC)

WEST COLTON RAIL TERMINAL LLC

By:	/s/ Adam Altsuler
	Name:	Adam Altsuler
	Title:	Executive Vice President and Chief Financial Officer

SAN ANTONIO RAIL TERMINAL LLC

By:	/s/ Adam Altsuler
	Name:	Adam Altsuler
	Title:	Executive Vice President and Chief Financial Officer

USD TERMINALS INTERNATIONAL S.à r.l., a private limited liability company (société à responsabilité limitée) organized and established under the laws of Luxembourg, with its registered office at 68-70, boulevard de la Pétrusse, L-2320 Luxembourg, Grand Duchy of Luxembourg and registered with the Luxembourg Companies Register under number B181650

By:	/s/ Adam Altsuler
	Name:	Adam Altsuler
	Title:	Class A Manager and Authorised Signatory

USD RAIL LP

By:	/s/ Adam Altsuler
	Name:	Adam Altsuler
	Title:	Executive Vice President and Chief Financial Officer

Signature Page to Amendment No. 2

(USD Partners LP and USD Terminals Canada ULC)

USD RAIL INTERNATIONAL S.à r.l., a private limited liability company (société à responsabilité limitée) organized and established under the laws of Luxembourg, with its registered office at 68-70, boulevard de la Pétrusse, L-2320 Luxembourg, Grand Duchy of Luxembourg and registered with the Luxembourg Companies Register under number B181698

By:	/s/ Adam Altsuler
	Name:	Adam Altsuler
	Title:	Class A Manager and Authorised Signatory

USD RAIL CANADA ULC

By:	/s/ Adam Altsuler
	Name:	Adam Altsuler
	Title:	Senior Vice President and Chief Financial Officer

USDP FINANCE CORP.

By:	/s/ Adam Altsuler
	Name:	Adam Altsuler
	Title:	Chief Financial Officer

STROUD CRUDE TERMINAL LLC

By:	/s/ Adam Altsuler
	Name:	Adam Altsuler
	Title:	Executive Vice President, Chief Financial Officer and Manager

SCT PIPELINE LLC

By:	/s/ Adam Altsuler
	Name:	Adam Altsuler
	Title:	Executive Vice President, Chief Financial Officer and Manager

Signature Page to Amendment No. 2

(USD Partners LP and USD Terminals Canada ULC)

USDP CCR LLC

By:	/s/ Adam Altsuler
	Name:	Adam Altsuler
	Title:	Executive Vice President and Chief Financial Officer

CASPER CRUDE TO RAIL, LLC

By:	/s/ Adam Altsuler
	Name:	Adam Altsuler
	Title:	Executive Vice President and Chief Financial Officer

CCR PIPELINE, LLC

By:	/s/ Adam Altsuler
	Name:	Adam Altsuler
	Title:	Vice President and Chief Financial Officer

Signature Page to Amendment No. 2

(USD Partners LP and USD Terminals Canada ULC)

ADMINISTRATIVE AGENT:

BANK OF MONTREAL,
as Administrative Agent, L/C Issuer, Swing Line Lender, and a Lender

By:	/s/ Jason Deegan
Name:	Jason Deegan
Title:	Director

Signature Page to Amendment No. 2

(USD Partners LP and USD Terminals Canada ULC)

LENDERS:

U.S. BANK NATIONAL ASSOCIATION,
as L/C Issuer and a Lender

By:	/s/ Blake Nilhas
Name:	Blake Nilhas
Title:	Senior Vice President

Signature Page to Amendment No. 2

(USD Partners LP and USD Terminals Canada ULC)

CITIBANK, N.A.,
as L/C Issuer and a Lender

By:	/s/ Gabe Juarez
Name:	Gabe Juarez
Title:	Vice President

Signature Page to Amendment No. 2

(USD Partners LP and USD Terminals Canada ULC)

FIRST HORIZON BANK,
as a Lender

By:	/s/ Sharon Shipley
Name:	Sharon Shipley
Title:	Senior Vice President

Signature Page to Amendment No. 2

(USD Partners LP and USD Terminals Canada ULC)

GOLDMAN SACHS BANK USA,
as a Lender

By:	/s/ Dan Martis
Name:	Dan Martis
Title:	Authorized Signatory

Signature Page to Amendment No. 2

(USD Partners LP and USD Terminals Canada ULC)

SUMITOMO MITSUI BANKING CORPORATION,
as a Lender

By:	/s/ Jeffrey Cobb
Name:	Jeffrey Cobb
Title:	Director

Signature Page to Amendment No. 2

(USD Partners LP and USD Terminals Canada ULC)

MUFG BANK LTD.,
as a Lender

By:	/s/ Todd Vaubel
Name:	Todd Vaubel
Title:	Director

Signature Page to Amendment No. 2

(USD Partners LP and USD Terminals Canada ULC)